T. Rowe Price International Discovery Fund

Supplement to Summary Prospectus Dated March 1, 2019

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Benjamin Griffiths will join Justin Thomson as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Mr. Griffiths joined T. Rowe Price in 2006.

The date of this supplement is February 5, 2020.

F38-041-S 2/5/20